UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 31, 2007

      RODMAN & RENSHAW CAPITAL GROUP, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0- 23965	84-1374481
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

1270 Avenue of the Americas, New York, New York	10022
(Address Of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code (212) 356-0500

ENTHRUST FINANCIAL SERVICES, INC.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01.    Other Events.

On August 31, 2007 the registrant issued a press release announcing that on August 31, 2007 (the “Effective Date”), the registrant changed its name from Enthrust Financial Services, Inc. to Rodman & Renshaw Capital Group, Inc. (the “Name Change”). A copy of the press release is attached hereto as Exhibit 99.1.

In connection with the Name Change, the registrant filed a Definitive Information Statement on Schedule 14C (the “Information Statement”) with the U.S. Securities and Exchange Commission and mailed a copy of that Information Statement to its stockholders on August 6, 2007. A copy of the Information Statement is attached hereto as Exhibit 99.2.

Also, on the Effective Date, the registrant’s trading symbol on NASDAQ’s Over-The-Counter Bulletin Board was changed to “RDRN”.

Item 9.01.    Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit
No.	Description
99.1	Press Release dated August 31, 2007.*
99.2	Definitive Information Statement on Schedule 14C.(1)

*Filed herewith
(1) Incorporated by referenced to the Definitive Information Statement on Schedule 14C filed with Commission on August 6, 2007.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rodman & Renshaw Capital Group, Inc.

Dated: September 4, 2007	By:	/s/ Thomas G. Pinou
Thomas G. Pinou
Chief Financial Officer